UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 17, 2005
                                                  ----------------


                         Monet Entertainment Group Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        Colorado                       0-27609                    84-1391993
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(State or other jurisdiction    (Commission File Number)     (IRS Employer ID #)
     of incorporation)


222 Milwaukee Street, Suite 304, Denver, Colorado                    80206
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (303) 329-3479
                                                    --------------


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 4.01 Change in Registrant's Certifying Accountant

New Independent Public Accountants
----------------------------------

On January 17, 2005, the Registrant dismissed Story & Company P.C., as its independent public accountant and retained Cordovano and Honeck, LLP, Certified Public Accountants as its independent public accountant. The Registrant's board of directors adopted the resolutions on January 17, 2005 dismissing Story & Company, P.C., and approving the selection of Cordovano and Honeck, LLP. Story & Company, P.C., Certified Public Accountants ("Story PC") had been engaged as the Company's principal independent accountants. Story PC reported that the Registrant's financial statements during the three-year period ended December 31, 2003 did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the three-year period ended December 31, 2003, and the subsequent interim periods, the Registrant did not have any disagreements with Story PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Registrant has provided Story PC with a copy of the disclosure contained herein and has requested that Story PC provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether or they agree with the disclosure. Story PC has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.

During the Registrant's two most recent fiscal years December 31, 2003 and 2002 and the subsequent interim period through the engagement of Cordovano and Honeck, LLP., the Registrant has not consulted with Cordovano and Honeck, LLP., regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or reportable event as such terms are defined in Item 304 of Regulation S-B.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
-----------       ----------------------------------------------------------

16 Letter from Story & Company, P.C. on change of independent accountants




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                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MONET ENTERTAINMENT GROUP LTD.
                                            (Registrant)


                                            /s/ Stephen D. Replin
                                            ------------------------------
                                            (Signature)
                                            Stephen D. Replin,
                                            President



Date January 20, 2005


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